UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2011

RAM ENERGY RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50682	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E. Skelly Drive, Suite 650 Tulsa, OK		74135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (918) 663-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 22, 2011, RAM Energy Resources, Inc. issued a press release announcing that it had regained compliance with the listing rules of the Nasdaq Stock Market.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated December 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 27, 2011	RAM ENERGY RESOURCES, INC.

	By:	/s/ G. Les Austin
	Name	G. Les Austin
	Title:	Senior Vice President and CFO

Exhibit Index

99.1	Press Release dated December 22, 2011.